United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  July 21, 2006
                                  -------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                               92-2115369
        (Commission File Number)           (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         On July 21, 2006, First National Bank of Northern California (the "Bank"), the wholly owned subsidiary of the registrant (FNB Bancorp), entered into amendments of the Salary Continuation Agreements previously executed with Jim D. Black (President of the Bank and FNB Bancorp), Anthony J. Clifford (Executive Vice President and Chief Operating Officer of the Bank and FNB Bancorp), and James B. Ramsey (Senior Vice President and Chief Financial Officer of the Bank and FNB Bancorp). The purpose for these amendments was to bring each Salary Continuation Agreement into full compliance with the requirements of Internal Revenue Code Section 409A, effective January 1, 2005. Copies of the amendments are attached to this report as Exhibits 99.37, 99.38 and 99.39, respectively, and are incorporated here by reference.

Item 9.01.        Financial Statements and Exhibits.

           (d)    Exhibits

                     99.37 Amendment of Salary Continuation Agreement with Jim D. Black

                     99.38 Amendment of Salary Continuation Agreement with Anthony J. Clifford

                     99.39 Amendment of Salary Continuation Agreement with James B. Ramsey



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FNB BANCORP  (Registrant)


Dated:  July 21, 2006.                            By: /s/ JAMES B. RAMSEY
                                                      --------------------------
                                                      James B. Ramsey
                                                      Senior Vice President and
                                                      Chief Financial Officer

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